Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of GPS Industries, Inc. on Form 10-Q for the quarter ending March 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (Report), each of the undersigned officers of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)       The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

  (2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David Chessler

David Chessler

Chief Executive Officer

May 15, 2009

/s/ Russell R. Lee III

Russell R. Lee III

Chief Financial Officer

May 15, 2009